EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER OF STONY HILL CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Stony Hill Corp. for the quarter ended September 30, 2016, the undersigned, John Brady, President of Stony Hill Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 fairly presents, in all material respects, the financial condition and results of operations of Stony Hill Corp.

Date: November 17, 2016	/s/ John Brady
Name: John Brady
Title: Secretary
(principal executive officer, principal financial officer, and principal accounting officer)